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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2000
Date of Report
(Date of earliest event reported)

click21earn.com, inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289 (Commission File No.)	91-1276003 (IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant's Telephone Number, Including Area Code)

Item 5.  OTHER EVENTS

    On December 8, 2000, click21earn.com, inc. entered into a securities purchase agreement with Marshall Capital Management, Inc. pursuant to which on December 12, 2000 Marshall Capital Management, Inc. purchased 410,678 shares of common stock ("Shares") at $12.175 per share (the "Purchase Price") in a private placement transaction. Marshall Capital Management, Inc. also received a warrant to purchase 205,339 shares of common stock at an exercise price of $14.61 per share (the "Series A Warrant") and a warrant to purchase a maximum of 176,177 shares of common stock under certain specified conditions at an exercise price of $0.01 per share (the "Series B Warrant"). As part of the financing, the Company agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 (the "Registration Statement") with respect to the resale of the common stock (including those shares underlying the warrants) purchased by the investor.

    The Series A Warrant represents coverage of 50% of the shares purchased in the private placement at an exercise price of 120% of the Purchase Price. The number of shares issuable upon exercise of the Series A Warrant and the exercise price thereof is subject to adjustment for stock splits and similar transactions, as well as certain price based adjustments in the event of certain dilutive financings during the 180 days following the closing (subject to a maximum adjustment to the exercise price to no less than 70% of the Purchase Price) and thereafter, during the five year term, on a weighted average basis.

    The Series B Warrant, is exercisable, if at all, for a period of 30 days following the effective date of the Registration Statement and represents the right to acquire shares of common stock only to the extent that the market price (as defined in the Series B Warrant) at the time the Registration Statement first becomes effective is less than the Purchase Price, subject to certain limitations. The number of shares issuable upon exercise of the warrants and the exercise price thereof is subject to adjustment for stock splits, stock dividends and similar transactions.

    The foregoing summary is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is attached hereto as Exhibit 4.1, the Registration Rights Agreement, which is attached hereto as Exhibit 4.2, the Form of Series A Warrant to purchase Common Stock, which is attached hereto as Exhibit 4.3, and the Form of Series B Warrant, which is attached hereto as Exhibit 4.4, each of which are incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  EXHIBITS.

4.1	Securities Purchase Agreement dated as of December 8, 2000.
4.2	Registration Rights Agreement dated as of December 8, 2000.
4.3	Form of Series A Warrant to purchase Common Stock.
4.4	Form of Series B Warrant to purchase Common Stock.
99.1	click21earn.com, inc. press release dated December 14, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: December 14, 2000

click21earn.com, inc
By:	/s/ JOHN D. ATHERLY Name: John D. Atherly Title: Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Securities Purchase Agreement dated as of December 8, 2000.
4.2	Registration Rights Agreement dated as of December 8, 2000.
4.3	Form of Series A Warrant to purchase Common Stock.
4.4	Form of Series B Warrant to purchase Common Stock.
99.1	click2learn.com, inc. press release dated December 14, 2000.

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SIGNATURES
EXHIBIT INDEX